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                                                                    EXHIBIT 10.1

                       AMENDMENT NO. 1 TO PROMISSORY NOTE


         THIS AMENDMENT NO. 1 TO PROMISSORY NOTE (this "Amendment") is made and entered into this 17th day of February, 2006, by and between National Health Partners, Inc., an Indiana corporation ("Borrower"), and Uwe Weibel ("Lender") for the purpose of amending the Promissory Note (the "Note") dated November 16, 2005, by and between Borrower and Lender.

                                   WITNESSETH:

         WHEREAS, Borrower and Lender desire to amend certain provisions of the Note.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender hereby agree as follows:

         1. The first sentence of Section 1 is hereby deleted in its entirety and replaced with the following sentence:

                  The principal amount of this Note shall be due and payable on June 30, 2006 (hereinafter the "Maturity Date"), at which time all unpaid interest that has accrued on this Note shall also be due and payable.

         2. Except as expressly provided herein, the Note shall remain in full force and effect.

         3. This Amendment may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

         4. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be duly executed all as of the date first written above.

                                     NATIONAL HEALTH PARTNERS, INC.


                                     By: /s/  David M. Daniels
                                         --------------------------------------
                                         David M. Daniels
                                         Chief Executive Officer


                                         /s/  Uwe Weibel
                                         --------------------------------------
                                         Uwe Weibel